Exhibit 99.2

Last updated 11/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2012 and 2011

		3 Months Ended September 30,			9 Months Ended September 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$256	$254	$2	$392	$342	$50
2	El Dorado	(2)	—	(2)	(2)		(2)
3	Parent Company	(1)	(1)	—	(6)	(6)	—

4	Income From Continuing Operations	253	253	—	384	336	48

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	—	(2)	2	(1)	(2)	1
6	Other	—	11	(11)	—	13	(13)
7	Total	—	9	(9)	(1)	11	(12)

8	Net Income	253	262	(9)	383	347	36

9	Less: Net Income Attributable to Noncontrolling Interests	8	7	1	24	20	4

10	Net Income Attributable to Common Shareholders	$245	$255	$(10)	$359	$327	$32

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$2.31	$2.31	$—	$3.55	$3.12	$0.43
12	El Dorado	(0.02)	—	(0.02)	(0.02)	—	(0.02)
13	Parent Company	(0.01)	—	(0.01)	(0.06)	(0.06)	—

14	Income From Continuing Operations	2.28	2.31	(0.03)	3.47	3.06	0.41

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	—	(0.02)	0.02	(0.01)	(0.02)	0.01
16	Other	—	0.10	(0.10)	—	0.12	(0.12)
17	Total	—	0.08	(0.08)	(0.01)	0.10	(0.11)

18	Net Income	2.28	2.39	(0.11)	3.46	3.16	0.30

19	Less: Net Income Attributable to Noncontrolling Interests	0.07	0.07	—	0.21	0.18	0.03

20	Net Income Attributable to Common Shareholders	$2.21	$2.32	$(0.11)	$3.25	$2.98	$0.27

21	BOOK VALUE PER SHARE	$37.01	$35.67	$1.34	$37.01	$35.67	$1.34

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,655	109,861	794	110,420	109,683	737
23	End of Period	109,589	109,171	418	109,589	109,171	418

See Glossary of Terms.

Last updated 11/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2012 and 2011

		3 Months Ended September 30,			9 Months Ended September 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$606	$622	$(16)	$1,296	$1,255	$41
25	Business	436	440	(4)	1,129	1,119	10
26	Total retail	1,042	1,062	(20)	2,425	2,374	51
	Wholesale revenue on delivered electricity
27	Traditional contracts	17	24	(7)	51	55	(4)
28	Off-system sales	27	14	13	64	47	17
29	Transmission for others	10	8	2	23	24	(1)
30	Other miscellaneous services	9	16	(7)	40	71	(31)
31	Total regulated operating electricity revenues	1,105	1,124	(19)	2,603	2,571	32

	MARKETING AND TRADING
32	Electricity and other commodity sales	—	—	—	—	—	—
33	Total operating electric revenues	$1,105	$1,124	$(19)	$2,603	$2,571	$32

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	4,819	5,072	(253)	10,705	10,692	13
35	Business	4,245	4,360	(115)	11,357	11,380	(23)
36	Total retail	9,064	9,432	(368)	22,062	22,072	(10)
	Wholesale electricity delivered
37	Traditional contracts	161	361	(200)	658	774	(116)
38	Off-system sales	911	550	361	2,429	1,886	543
39	Retail load hedge management	140	53	87	220	122	98
40	Total regulated electricity	10,276	10,396	(120)	25,369	24,853	516

	MARKETING AND TRADING
41	Wholesale sales of electricity	—	—	—	—	—	—
42	Total electric sales	10,276	10,396	(120)	25,369	24,853	516

See Glossary of Terms.

Last updated 11/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2012 and 2011

		3 Months Ended September 30,			9 Months Ended September 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
43	Residential	1,000,860	989,036	11,824	1,003,255	993,777	9,478
44	Business	127,359	126,118	1,241	127,066	125,823	1,243
45	Total	1,128,219	1,115,154	13,065	1,130,321	1,119,600	10,721
46	Wholesale customers	51	45	6	49	46	3
47	Total customers	1,128,270	1,115,199	13,071	1,130,370	1,119,646	10,724

48	Customer growth (% over prior year)	1.2%	0.4%	0.8%	1.0%	0.4%	0.6%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

49	Residential	4,886	4,849	37	10,702	10,707	(5)
50	Business	4,305	4,326	(21)	11,386	11,425	(39)
51	Total	9,191	9,175	16	22,088	22,132	(44)

	RETAIL USAGE (KWh/Average Customer)

52	Residential	4,815	5,128	(313)	10,670	10,759	(89)
53	Business	33,330	34,570	(1,240)	89,375	90,442	(1,067)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

54	Residential	4,881	4,902	(21)	10,667	10,775	(108)
55	Business	33,806	34,304	(498)	89,611	90,800	(1,189)

	ELECTRICITY DEMAND (MW)

56	Native load peak demand	7,212	7,087	125	7,212	7,087	125

	WEATHER INDICATORS - RESIDENTIAL

	Actual
57	Cooling degree-days	1,170	1,383	(213)	1,738	1,758	(20)
58	Heating degree-days	—	—	—	426	614	(188)
59	Average humidity	34%	27%	7%	26%	21%	5%

	10-Year Averages
60	Cooling degree-days	1,234	1,234	—	1,733	1,733	—
61	Heating degree-days	—	—	—	513	513	—
62	Average humidity	29%	29%	—	24%	24%	—

See Glossary of Terms.

Last updated 11/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2012 and 2011

		3 Months Ended September 30,			9 Months Ended September 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
63	Nuclear	2,482	2,435	47	7,178	7,061	117
64	Coal	2,990	3,382	(392)	7,938	9,319	(1,381)
65	Gas, oil and other	2,490	1,991	499	5,914	4,030	1,884
66	Total generation production	7,962	7,808	154	21,030	20,410	620
	Purchased power
67	Firm load	2,662	2,867	(205)	5,519	4,497	1,022
68	Marketing and trading	74	269	(195)	244	1,697	(1,453)
69	Total purchased power	2,736	3,136	(400)	5,763	6,194	(431)
70	Total energy sources	10,698	11,082	(246)	26,793	26,604	189

	POWER PLANT PERFORMANCE

	Capacity Factors
71	Nuclear	98%	96%	2%	95%	94%	1%
72	Coal	77%	88%	(11)%	69%	81%	(12)%
73	Gas, oil and other	33%	26%	7%	26%	18%	8%
74	System average	57%	54%	3%	50%	50%	—

	ECONOMIC INDICATORS

	Building Permits (a)
75	Metro Phoenix	3,678	3,065	613	9,921	6,569	3,352

	Arizona Job Growth (b)
76	Payroll job growth (% over prior year)	2.3%	1.4%	0.9%	2.0%	0.9%	1.1%
77	Unemployment rate (%, seasonally adjusted)	8.3%	9.5%	(1.2)%	8.4%	9.6%	(1.2)%

Sources:

(a)    RL Brown Housing Reports — Builder’s Research Institute, LLC  Home Builder’s Marketing, Inc.

(b)    Arizona Department of Economic Security

See Glossary of Terms.